MUNIYIELD
                                                              NEW JERSEY
                                                              FUND, INC.

                                                     STRATEGIC
                                                              Performance

                               [GRAPHIC OMITTED]

                                                              Semi-Annual Report
                                                              May 31, 1999

MuniYield New Jersey Fund, Inc.

DEAR SHAREHOLDER

For the six-month period ended May 31, 1999, the Common Stock of MuniYield New Jersey Fund, Inc. earned $0.433 per share income dividends, which included earned and unpaid dividends of $0.069. This represents a net annualized yield of 5.76%, based on a month-end per share net asset value of $15.09. Over the same period, total investment return on the Fund's Common Stock was -0.59%, based on a change in per share net asset value from $15.93 to $15.09, and assuming reinvestment of $0.447 per share ordinary income dividends and $0.309 per share capital gains distributions.

For the six months ended May 31, 1999, the average yield on the Fund's Auction Market Preferred Stock was 3.58%.

The Municipal Market Environment

Long-term bond yields generally moved higher during the six-month period ended May 31, 1999. Investor concern that increasingly strong domestic economic growth would eventually trigger inflationary pressures gradually pushed yields higher, despite the absence of visible increases in producer or retail prices. However, in May the combination of an unexpectedly strong consumer price report and a warning from the Federal Reserve Board that it was considering an eventual increase in short-term interest rates pushed long-term bond yields appreciably higher. By the end of May, US Treasury bond yields stood at 5.83%, an increase of 75 basis points (0.75%) during the six-month period. Long-term municipal bond yields followed a similar although muted pattern, as measured by the Bond Buyer Revenue Bond Index. Through April, tax-exempt bond yields traded in a relatively narrow range, at approximately 5.25%. During May, long-term municipal bond yields rose to end the month at 5.41%. During the six-month period ended May 31, 1999, tax-exempt bond yields rose just over 15 basis points.

The tax-exempt bond market's strong technical position has prevented municipal bond yields from increasing as much as their taxable counterparts in recent months. The principal factor promoting this technical support has been the decline of municipal bond issuance. During the six months ended May 31, 1999, less than $120 billion in new long-term tax-exempt securities was underwritten, a decline of over 12% compared to the same period a year ago. During the three months ended May 31, 1999, municipalities issued less than $60 billion in long-term tax-exempt securities, a decline of nearly 20% compared to the May 31, 1998 quarter. During May 1999, municipalities issued $15 billion in long-term securities, a decline of nearly 40% compared to May 1998 levels. This represents the lowest May issuance since 1995. Additionally, retail and institutional demand remained positive, easily absorbing avail-able issuance. Investor demand is likely to remain positive going forward since June and July usually are seasonally strong months. Traditionally, investors receive significant cash inflows from bond maturities and coupon payments during these months. Generally, $15 billion-$20 billion becomes available for reinvestment each month.

Recent outperformance by the municipal bond market has come at the expense of the very attractive yield ratios available in late 1998. At year-end 1998, long-term municipal revenue bond yields were 102% of comparable US Treasury bond yields. This ratio has declined as US Treasury bond yields have risen faster than tax-exempt bond yields. At the end of May, the yield ratio was approximately 92%, still well above the historic average of 86%-88%. This yield ratio may rise somewhat in the coming months if issue supply were to suddenly increase. However, yield ratios in excess of 100% are unlikely in the near future.

Further increases in bond yields are likely to be dependent on an acceleration in US economic growth. However, it is also likely that the increases in interest rates seen over recent months have yet to fully impact the US economy. For example, recent

MuniYield New Jersey Fund, Inc.                                     May 31, 1999


increases in mortgage rates have yet to slow home purchases or construction. Additionally, economic indicators of future price inflation, such as the price of gold or world commodity prices, all remain well contained. In such an environment, any moves by the Federal Reserve Board to slow economic growth are likely to be gradual and limited. Furthermore, any Federal Reserve Board action is also likely to keep inflation low in the United States for the remainder of 1999 and into 2000. This suggests that while interest rates may have further to rise, any increases are not likely to be major but are likely to be temporary should the US economy slow later this year.

Portfolio Strategy

During the six-month period ended May 31, 1999, relative stability within the municipal market enabled the Fund to weather the volatility that characterized other fixed-income markets. Our aggressive investment strategy last fall was designed to capitalize on further declines in long-term interest rates. We changed our strategy when these declines failed to materialize, and investors began to expect that bond prices were unlikely to soon revisit the highs of last fall. We adopted an outlook that called for steady-to-somewhat higher yields bounded by a fairly broad trading range. Reduced volume, in conjunction with vigorous investor demand, suggested a continuation of the relative outperformance experienced by the tax-exempt market. Given this likely environment, we shifted our emphasis to seek to generate income for the Fund. Recent purchases reflected this shift. For example, during the May quarter we purchased coupon bonds that enhanced income for the Fund.

In our last report to shareholders, we described how the technical constraints within the New Jersey municipal market had hampered our ability to execute our portfolio strategy in a timely manner. With national and state new-issue volume continuing to decline from year ago levels, the environment has become even more difficult. Barring a major reversal in the supply outlook, it appears likely that both retail and institutional investors will be forced to compete more aggressively for a shrinking pool of New Jersey tax-exempt bonds. This prospect bodes well for current Common Stock shareholders, since valuations are likely to remain favorable on a relative basis. However, our ability to successfully execute investment strategies will remain limited by the constraints of the current environment.

For much of the six-month period ended May 31, 1999, the Fund benefited from an ongoing shortage of product in the short-term tax-exempt market. Tax-exempt money market funds experienced unprecedented growth in an environment of declining supply as the improved financial condition of many state and local municipalities reduced the need for short-term funding. The resulting imbalance between supply and demand drove short-term tax-exempt interest rates to historically low levels relative to their taxable counterparts. Thus, the Fund enjoyed very favorable borrowing costs in comparison to what might be the case under more normal market conditions. (For a complete explanation of the benefits and risks of leveraging, see page 4 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniYield New Jersey Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Theodore R. Jaeckel Jr.

Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager

June 30, 1999

MuniYield New Jersey Fund, Inc.                                     May 31, 1999

PROXY RESULTS

During the six-month period ended May 31, 1999, MuniYield New Jersey Fund, Inc.'s Common Stock shareholders voted on the following proposals. Proposals 1 and 2 were approved at a shareholders' meeting on April 21, 1999. The meeting was adjourned with respect to proposal 3. Proposal 3 was approved at the May 27, 1999 meeting. The description of each proposal and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------------
                                                                            Shares Voted     Shares Withheld
                                                                                 For           From Voting
---------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:        Terry K. Glenn                       8,798,844          75,234
                                         James H. Bodurtha                    8,794,764          79,314
                                         Herbert I. London                    8,794,764          79,314
                                         Robert R. Martin                     8,785,685          88,393
                                         Arthur Zeikel                        8,779,542          94,536

--------------------------------------------------------------------------------------------------------------------
                                                                        Shares Voted   Shares Voted  Shares Voted
                                                                             For          Against       Abstain
--------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                      8,754,036        46,722        73,320
--------------------------------------------------------------------------------------------------------------------
3. To approve an amendment to the Articles Supplementary of the Fund.     4,623,979       261,645       229,362
--------------------------------------------------------------------------------------------------------------------

During the six-month period ended May 31, 1999, MuniYield New Jersey Fund, Inc.'s Preferred Stock shareholders voted on the following proposals. Proposals 1 and 2 were approved at a shareholders' meeting on April 21, 1999. The meeting was adjourned with respect to proposal 3. Proposal 3 was approved at the May 27, 1999 meeting. The description of each proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------------------------
                                                                                        Shares Voted     Shares Withheld
                                                                                             For           From Voting
-----------------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: Terry K. Glenn, James H. Bodurtha,
   Herbert I. London, Robert R. Martin, Joseph L. May, Andre F. Perold and
   Arthur Zeikel.                                                                           2,227              89

---------------------------------------------------------------------------------------------------------------------------------
                                                                                      Shares Voted   Shares Voted  Shares Voted
                                                                                           For          Against       Abstain
---------------------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent
   auditors for the current fiscal year.                                                  2,317             0            0
---------------------------------------------------------------------------------------------------------------------------------
3. To approve an amendment to the Articles Supplementary of the Fund.                     1,769           463           84
---------------------------------------------------------------------------------------------------------------------------------

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its share holders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.

MuniYield New Jersey Fund, Inc.                                     May 31, 1999

THE BENEFITS AND RISKS OF LEVERAGING

MuniYield New Jersey Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield New Jersey Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

ACES(SM) Adjustable Convertible Extendable Securities
AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
EDA      Economic Development Authority
GO       General Obligation Bonds
RIB      Residual Interest Bonds
RITR     Residual Interest Trust Receipts
UT       Unlimited Tax
VRDN     Variable Rate Demand Notes

MuniYield New Jersey Fund, Inc.                                     May 31, 1999

SCHEDULE OF INVESTMENTS                                           (in Thousands)

-----------------------------------------------------------------------------------------------------------------------------------
S&P      Moody's   Face                                                                                                      Value
Ratings  Ratings  Amount                                       Issue                                                       (Note 1a)
-----------------------------------------------------------------------------------------------------------------------------------
New Jersey--100.6%
-----------------------------------------------------------------------------------------------------------------------------------
AA       A1      $ 2,000     Bernards Township, New Jersey, School District, GO, 5.30% due 1/01/2019                        $ 2,028
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,100     Camden County, New Jersey, Municipal Utilities Authority, Sewer Revenue Refunding Bonds,
                             County Agreement, 5.25% due 7/15/2017 (b)                                                        1,114
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,000     Cape May County, New Jersey, Industrial Pollution Control Financing Authority Revenue
                             Bonds (Atlantic City Electric Company Project), AMT, Series A, 7.20% due 11/01/2029 (d)          2,273
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,500     Casino Reinvestment Development Authority, New Jersey, Parking Fee Revenue Bonds,
                             Series A, 5.25% due 10/01/2015 (c)                                                               2,533
-----------------------------------------------------------------------------------------------------------------------------------
                             East Orange, New Jersey, Board of Education, COP, Capital Appreciation (c):
AAA      Aaa       1,420       5.30%** due 8/01/2016                                                                            588
AAA      Aaa       1,000       5.34%** due 2/01/2019                                                                            359
AAA      Aaa       2,845       5.202%** due 8/01/2026                                                                           683
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa         750     Essex County, New Jersey, Improvement Authority, Parking Facility Revenue Refunding
                             Bonds, 5% due 10/01/2022 (a)                                                                       736
-----------------------------------------------------------------------------------------------------------------------------------
NR*      Aaa       2,000     Essex County, New Jersey, Utilities Authority, Solid Waste Revenue Refunding Bonds,
                             Series A, 5% due 4/01/2022 (c)                                                                   1,962
-----------------------------------------------------------------------------------------------------------------------------------
AA       Aa2       1,000     Gloucester County, New Jersey, Industrial Pollution Control Financing Authority, Revenue
                             Refunding Bonds (Mobil Oil Refining Corp. Project), 5.625% due 12/01/2028                        1,027
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       4,880     Hudson County, New Jersey, COP, Refunding (Correctional Facilities), 6.60% due 12/01/2021 (d)    5,267
-----------------------------------------------------------------------------------------------------------------------------------
AAA      NR*       5,000     Hudson County, New Jersey, Improvement Authority, Facility Lease Revenue Refunding
                             Bonds, Residual Certificates, RIB, Series 34, 7.175% due 10/01/2024 (b)(e)                       5,286
-----------------------------------------------------------------------------------------------------------------------------------
AA       Aa3       2,600     Jersey City, New Jersey, School, GO, 6.65% due 2/15/2002 (g)                                     2,830
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,750     Middlesex County, New Jersey, COP, 4.85% due 6/15/2023 (d)                                       1,680
-----------------------------------------------------------------------------------------------------------------------------------
                             Middlesex County, New Jersey, Improvement Authority, Utility System Revenue
                             Bonds, Capital Appreciation (Perth Amboy Project), Series B (a):
AAA      Aaa       1,000       5.16%** due 9/01/2023                                                                            280
AAA      Aaa         500       5.16%** due 9/01/2024                                                                            133
AAA      Aaa       1,000       5.16%** due 9/01/2025                                                                            251
AAA      Aaa       1,300       5.16%** due 9/01/2026                                                                            309
-----------------------------------------------------------------------------------------------------------------------------------
NR*      VMIG1+      100     Monmouth County, New Jersey, Improvement Authority Revenue Bonds (Pooled Government
                             Loan Program), ACES, 3.10% due 8/01/2016 (f)                                                       100
-----------------------------------------------------------------------------------------------------------------------------------
                             New Jersey EDA, First Mortgage Revenue Refunding Bonds, Series A:
BBB-     NR*       1,250       (Fellowship Village), 5.50% due 1/01/2018                                                      1,225
BBB-     NR*       3,000       (Fellowship Village), 5.50% due 1/01/2025                                                      2,881
-----------------------------------------------------------------------------------------------------------------------------------
A1+      VMIG1+    1,200     New Jersey EDA, Natural Gas Facilities Revenue Bonds (NUI Corporation Project), VRDN,
                             AMT, Series A, 3.25% due 6/01/2026 (a)(f)                                                        1,200
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       5,000     New Jersey EDA, Natural Gas Facilities, Revenue Refunding Bonds (NUI Corporation Project),
                             Series A, 6.35% due 10/01/2022 (a)                                                               5,523
-----------------------------------------------------------------------------------------------------------------------------------
                             New Jersey EDA, Revenue Bonds, Capital Appreciation (Saint Barnabas Project), Series A (d):
NR*      Aaa       4,000       5.55%** due 7/01/2017                                                                          1,566
NR*      Aaa       5,435       5.47%** due 7/01/2018                                                                          2,013
NR*      Aaa       6,000       5.19%** due 7/01/2019                                                                          2,102
NR*      Aaa       1,000       5.18%** due 7/01/2023                                                                            283
NR*      Aaa       8,350       5.20%** due 7/01/2025                                                                          2,118
-----------------------------------------------------------------------------------------------------------------------------------

MuniYield New Jersey Fund, Inc.                                     May 31, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

-----------------------------------------------------------------------------------------------------------------------------------
S&P      Moody's   Face                                                                                                      Value
Ratings  Ratings  Amount                                       Issue                                                       (Note 1a)
-----------------------------------------------------------------------------------------------------------------------------------
New Jersey (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                             New Jersey EDA, Revenue Refunding Bonds:
AAA      Aaa     $ 2,000       (Educational Testing Service), Series A, 4.75% due 5/15/2018 (d)                             $ 1,920
AAA      Aaa       2,500       (RJW Health Care Corporation), 6.50% due 7/01/2024 (c)                                         2,765
-----------------------------------------------------------------------------------------------------------------------------------
NR*      Aa3      10,750     New Jersey EDA, Solid Waste Disposal Facilities Revenue Bonds (Garden State Paper
                             Company), 7.125% due 4/01/2022                                                                  11,686
-----------------------------------------------------------------------------------------------------------------------------------
                             New Jersey EDA, Water Facilities Revenue Bonds, AMT (b):
AAA      Aaa       2,000       (American Water Company Inc. Project), 6% due 5/01/2036                                        2,154
AAA      Aaa       2,500       RITR, Series 34, 6.92% due 5/01/2032 (e)                                                       2,543
-----------------------------------------------------------------------------------------------------------------------------------
A1+      VMIG1+    1,300     New Jersey EDA, Water Facilities Revenue Refunding Bonds (United Water
                             New Jersey Inc. Project), VRDN, Series A, 3.35% due 11/01/2026 (a)(f)                            1,300
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,800     New Jersey Health Care Facilities Financing Authority Revenue Bonds
                             (Catholic Health East), Series E, 4.75% due 11/15/2029 (a)                                       2,592
-----------------------------------------------------------------------------------------------------------------------------------
                             New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds:
A-       A3        6,060       (Atlantic City Medical Center), Series C, 6.80% due 7/01/2011                                  6,538
BBB      NR*       2,000       (Christian Health Care Center), Series A, 5.25% due 7/01/2013                                  1,946
AAA      Aaa       1,000       (Community Medical Center/Kimball), 5.25% due 7/01/2011 (c)                                    1,026
AAA      Aaa       1,000       (Community Medical Center/Kimball), 5.25% due 7/01/2012 (c)                                    1,022
AAA      Aaa       2,135       (Community Medical Center/Kimball, 5.25% due 7/01/2013 (c)                                     2,173
BBB+     NR*       3,500       (Holy Name Hospital), 6% due 7/01/2025                                                         3,611
A        NR*       1,750       (Palisades Medical Center Obligation Group), 5.25% due 7/01/2028                               1,707
AAA      Aaa       2,550       (Saint Barnabas Health Center), Series B, 4.75% due 7/01/2028 (d)                              2,364
BBB      Baa2      2,450       (Saint Elizabeth Hospital Obligation Group), 6% due 7/01/2020                                  2,532
AAA      Aaa       1,555       (Virtua Health Issue), 4.50% due 7/01/2028 (c)                                                 1,378
-----------------------------------------------------------------------------------------------------------------------------------
                             New Jersey Sports and Exposition Authority, Convention Center, Luxury Tax Revenue
                             Refunding Bonds (d):
AAA      Aaa       3,200       5% due 9/01/2015                                                                               3,193
AAA      Aaa       4,000       5% due 9/01/2019                                                                               3,949
-----------------------------------------------------------------------------------------------------------------------------------
                             New Jersey State Educational Facilities Authority, Higher Educational Revenue Bonds
                             (Saint Peters College), Series B (g):
BBB      Baa3      3,355       6.80% due 7/01/2002                                                                            3,692
BBB      Baa3      3,600       6.85% due 7/01/2002                                                                            3,967
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       4,935     New Jersey State Educational Facilities Authority, Higher Educational Revenue
                             Refunding Bonds (Princeton University), Series C, 6.375% due 7/01/2002 (g)                       5,384
-----------------------------------------------------------------------------------------------------------------------------------
                             New Jersey State Educational Facilities Authority Revenue Bonds:
BBB+     A3        6,250       (Drew University), Series E, 6.25% due 7/01/2002 (g)                                           6,779
AA+      Aaa       1,000       (Institute for Advanced Study), Series G, 5% due 7/01/2028                                       980
A        A3        6,030       (Stevens Institute of Technology), Series A, 6.80% due 7/01/2002 (g)                           6,636
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,240     New Jersey State Educational Facilities Authority, Revenue Refunding Bonds
                             (Seton Hall University Project), 5.25% due 7/01/2013 (a)                                         2,318
-----------------------------------------------------------------------------------------------------------------------------------

MuniYield New Jersey Fund, Inc.                                     May 31, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

-----------------------------------------------------------------------------------------------------------------------------------
S&P      Moody's   Face                                                                                                      Value
Ratings  Ratings  Amount                                       Issue                                                       (Note 1a)
-----------------------------------------------------------------------------------------------------------------------------------
New Jersey (concluded)
-----------------------------------------------------------------------------------------------------------------------------------
AA+      Aa1     $ 2,105     New Jersey State, GO, AMT, 7.05% due 7/15/2015                                                 $ 2,414
-----------------------------------------------------------------------------------------------------------------------------------
NR*      Aaa       5,000     New Jersey State Higher Education Assistance Authority, Student Loan Revenue
                             Bonds, RIB, AMT, Series 18, 6.925% due 6/01/2017 (a)(e)                                          5,050
-----------------------------------------------------------------------------------------------------------------------------------
                             New Jersey State Housing and Mortgage Finance Agency, Home Buyer Revenue
                             Bonds, AMT (d):
AAA      Aaa       3,640       Series M, 7% due 10/01/2026                                                                    3,949
AAA      Aaa       1,940       Series U, 5.55% due 10/01/2011                                                                 2,022
AAA      Aaa       3,335       Series U, 5.60% due 10/01/2012                                                                 3,476
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,000     New Jersey State Transit Corporation, COP, 6.50% due 10/01/2016 (c)                              2,249
-----------------------------------------------------------------------------------------------------------------------------------
AA-      Aa2       7,500     New Jersey State Transportation Trust Fund Authority Revenue Bonds
                             (Transportation System), Series A, 5.125% due 6/15/2015                                          7,544
-----------------------------------------------------------------------------------------------------------------------------------
                             North Brunswick Township, New Jersey, GO, UT:
NR*      A1        1,190       6.50% due 5/15/2012                                                                            1,290
NR*      A1        1,400       6.50% due 5/15/2013                                                                            1,517
-----------------------------------------------------------------------------------------------------------------------------------
AA-      A1        4,000     Port Authority of New York and New Jersey, Consolidated Revenue Bonds, 93rd
                             Series, 6.125% due 6/01/2094                                                                     4,520
-----------------------------------------------------------------------------------------------------------------------------------
NR*      Aaa       4,325     Port Authority of New York and New Jersey, RITR, AMT, 108th Series, 8.085%
                             due 1/15/2017 (c)(e)                                                                             4,864
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,500     Port Authority of New York and New Jersey, Special Obligation Revenue Bonds
                             (JFK International Air Terminal Project), AMT, Series 6, 5.75% due 12/01/2025 (d)                2,611
-----------------------------------------------------------------------------------------------------------------------------------
                             Port Authority of New York and New Jersey, Special Obligation Revenue Refunding Bonds
                             (Versatile Structure Obligation), VRDN (f):
A1+      VMIG1+      200       AMT, Series 4, 3.30% due 4/01/2024                                                               200
A1+      VMIG1+      800       Series 3, 3.35% due 6/01/2020                                                                    800
A1+      VMIG1+    3,000       Series 5, 3.35% due 8/01/2024                                                                  3,000
-----------------------------------------------------------------------------------------------------------------------------------
AA       A1        2,700     Rutgers State University, New Jersey, Revenue Bonds, Series A, 4.75%
                             due 5/01/2029                                                                                    2,524
-----------------------------------------------------------------------------------------------------------------------------------
AA       A1        2,275     Rutgers State University, New Jersey, Revenue Refunding Bonds (State University
                             of New Jersey), Series A, 6.50% due 5/01/2018                                                    2,451
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       4,750     South Jersey Transportation Authority, New Jersey, Transportation System Revenue
                             Bonds, 5% due 11/01/2029 (a)                                                                     4,620
-----------------------------------------------------------------------------------------------------------------------------------
AA+      Aaa         635     Union County, New Jersey, Improvement Authority, Revenue Refunding Bonds
                             (County Guaranteed Lease), 5.30% due 11/15/2006                                                    677
-----------------------------------------------------------------------------------------------------------------------------------
NR*      Aaa       3,440     Union County, New Jersey, Utilities Authority, RITR, Series 38, 7.07%
                             due 6/01/2020 (e)                                                                                3,582
-----------------------------------------------------------------------------------------------------------------------------------
                             West Windsor-Plainsboro, New Jersey, Regional School District, GO, Refunding:
AAA      Aaa       2,500       4.75% due 9/15/2022                                                                            2,382
AAA      Aaa       2,500       4.75% due 9/15/2023                                                                            2,376
-----------------------------------------------------------------------------------------------------------------------------------

MuniYield New Jersey Fund, Inc.                                     May 31, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

-----------------------------------------------------------------------------------------------------------------------------------
S&P      Moody's   Face                                                                                                      Value
Ratings  Ratings  Amount                                       Issue                                                       (Note 1a)
-----------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--1.2%
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa     $ 2,500     Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series EE,
                             4.50% due 7/01/2018 (d)                                                                       $  2,318
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$193,353)--101.8%                                                                                  200,941

Liabilities in Excess of Other Assets--(1.8%)                                                                                (3,630)
                                                                                                                           --------
Net Assets--100.0%                                                                                                         $197,311
                                                                                                                           ========
-----------------------------------------------------------------------------------------------------------------------------------

(a) AMBAC Insured.
(b) FGIC Insured.
(c) FSA Insured.
(d) MBIA Insured.
(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at May 31, 1999.
(f) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at May 31, 1999.
(g) Prerefunded.
*   Not Rated.
** Represents a zero coupon; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
+   Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.

QUALITY PROFILE

The quality ratings of securities in the Fund as of May 31, 1999 were as follows:

-----------------------------------------------------------------------------
                                                                   Percent of
S&P Rating/Moody's Rating                                          Net Assets
-----------------------------------------------------------------------------
AAA/Aaa.......................................................          57.3%
AA/Aa.........................................................          18.8
A/A...........................................................          12.4
BBB/Baa.......................................................          10.0
Other+........................................................           3.3
-----------------------------------------------------------------------------
+ Temporary investments in short-term municipal securities.

MuniYield New Jersey Fund, Inc.                                     May 31, 1999

FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of May 31, 1999

--------------------------------------------------------------------------------------------------------------------------
Assets:      Investments, at value (identified cost--$193,353,114) (Note 1a) .........                        $200,940,955
             Cash.....................................................................                              92,507
             Interest receivable......................................................                           3,419,292
             Prepaid expenses and other assets........................................                               7,648
                                                                                                              ------------
             Total assets ............................................................                         204,460,402
                                                                                                              ------------
--------------------------------------------------------------------------------------------------------------------------

Liabilities: Payables:
                 Securities purchased.................................................       $  6,874,439
                 Dividends to shareholders (Note 1e)..................................            179,344
                 Investment adviser (Note 2)..........................................             78,741        7,132,524
                                                                                             ------------
             Accrued expenses and other liabilities...................................                              16,783
                                                                                                              ------------
             Total liabilities .......................................................                           7,149,307
                                                                                                              ------------
--------------------------------------------------------------------------------------------------------------------------
Net Assets:  Net assets...............................................................                        $197,311,095
                                                                                                              ============
--------------------------------------------------------------------------------------------------------------------------
Capital:     Capital Stock (200,000,000 shares authorized) (Note 4):
                 Preferred Stock, par value $.05 per share (2,400 shares of AMPS*
                 issued and outstanding at $25,000 per share liquidation preference)..                        $ 60,000,000
                 Common Stock, par value $.10 per share (9,100,783 shares issued
                 and outstanding).....................................................       $    910,078
             Paid-in capital in excess of par.........................................        127,439,164
             Undistributed investment income--net ....................................          1,329,756
             Undistributed realized capital gains on investments--net.................             44,256
             Unrealized appreciation on investments--net..............................          7,587,841
                                                                                             ------------
             Total--Equivalent to $15.09 net asset value per share of Common Stock
             (market price--$14.5625).................................................                         137,311,095
                                                                                                              ------------
             Total capital............................................................                        $197,311,095
                                                                                                              ============
--------------------------------------------------------------------------------------------------------------------------

* Auction Market Preferred Stock.

See Notes to Financial Statements.

MuniYield New Jersey Fund, Inc.                                     May 31, 1999

Statement of Operations

                                                                                                          For the Six Months Ended
                                                                                                                      May 31, 1999
----------------------------------------------------------------------------------------------------------------------------------
Investment Income  Interest and amortization of premium and discount earned                                           $  5,537,561
(Note 1d):
----------------------------------------------------------------------------------------------------------------------------------
Expenses:          Investment advisory fees (Note 2)........................................         $  499,819
                   Commission fees (Note 4).................................................             76,201
                   Professional fees........................................................             37,317
                   Accounting services (Note 2).............................................             32,749
                   Transfer agent fees......................................................             16,610
                   Printing and shareholder reports.........................................             12,778
                   Directors' fees and expenses.............................................             11,635
                   Listing fees.............................................................              8,323
                   Custodian fees...........................................................              7,993
                   Pricing fees.............................................................              6,139
                   Other....................................................................              8,917
                                                                                                     ----------
                   Total expenses ..........................................................                               718,481
                                                                                                                      ------------
                   Investment income--net....................................................                            4,819,080
                                                                                                                      ------------
----------------------------------------------------------------------------------------------------------------------------------
Realized &         Realized gain on investments--net ........................................                            1,741,499
Unrealized         Change in unrealized appreciation on investments--net ....................                           (6,281,812)
Gain (Loss) on                                                                                                        ------------
Investments--Net   Net Increase in Net Assets Resulting from Operations ....................                          $    278,767
(Notes 1b, 1d & 3):                                                                                                   ============
----------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                                                  For the Six          For the
                                                                                                 Months Ended        Year Ended
Increase (Decrease) in Net Assets:                                                               May 31, 1999       Nov. 30, 1998
---------------------------------------------------------------------------------------------------------------------------------
Operations:          Investment income--net...........................................           $  4,819,080        $ 10,090,941
                     Realized gain on investments--net................................              1,741,499           3,971,836
                     Change in unrealized appreciation on investments--net............             (6,281,812)           (242,972)
                                                                                                 ------------        ------------
                     Net increase in net assets resulting from operations.............                278,767          13,819,805
                                                                                                 ------------        ------------
---------------------------------------------------------------------------------------------------------------------------------
Dividends &          Investment income--net:
Distributions to       Common Stock...................................................             (4,044,465)         (7,921,213)
Shareholders           Preferred Stock................................................               (677,856)         (1,914,624)
(Note 1e):           Realized gain on investments--net:
                       Common Stock...................................................             (2,790,654)                 --
                       Preferred Stock................................................               (392,616)           (260,736)
                                                                                                 ------------        ------------
                     Net decrease in net assets resulting from dividends and
                     distributions to shareholders ...................................             (7,905,591)        (10,096,573)
                                                                                                 ------------        ------------
---------------------------------------------------------------------------------------------------------------------------------
Capital Stock        Value of shares issued to Common Stock shareholders in
Transactions         reinvestment of dividends and distributions......................              1,678,698           1,902,991
(Note 4):                                                                                        ------------        ------------
---------------------------------------------------------------------------------------------------------------------------------
Net Assets:          Total increase (decrease) in net assets..........................             (5,948,126)          5,626,223
                     Beginning of period..............................................            203,259,221         197,632,998
                                                                                                 ------------        ------------
                     End of period*...................................................           $197,311,095        $203,259,221
                                                                                                 ============        ============
---------------------------------------------------------------------------------------------------------------------------------
                   * Undistributed investment income--net.............................           $  1,329,756        $  1,232,997
                                                                                                 ============        ============
---------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

MuniYield New Jersey Fund, Inc.                                     May 31, 1999

FINANCIAL INFORMATION (concluded)

Financial Highlights

                                                                            For the
The following per share data and ratios have been derived                  Six Months
from information provided in the financial statements.                        Ended
                                                                             May 31,
Increase (Decrease) in Net Asset Value:                                       1999
-------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ..............   $   15.93
Operating                                                                  ---------
Performance:         Investment income--net ............................         .53
                     Realized and unrealized gain (loss) on
                     investments--net ..................................        (.50)
                                                                           ---------
                     Total from investment operations ..................         .03
                                                                           ---------
                     Less dividends and distributions to Common Stock
                     shareholders:
                       Investment income--net ..........................        (.45)
                       Realized gain on investments--net ...............        (.31)
                                                                           ---------
                     Total dividends and distributions to Common
                     Stock shareholders ................................        (.76)
                                                                           ---------
                     Effect of Preferred Stock activity:
                       Dividends and distributions to Preferred
                       Stock shareholders:
                         Investment income--net ........................        (.07)
                         Realized gain on investments--net .............        (.04)
                                                                           ---------
                     Total effect of Preferred Stock activity ..........        (.11)
                                                                           ---------
                     Net asset value, end of period ....................   $   15.09
                                                                           =========
                     Market price per share, end of period .............   $ 14.5625
                                                                           =========
-------------------------------------------------------------------------------------------
Total Investment     Based on market price per share ...................       (8.77%)++
Return:**                                                                  =========
                     Based on net asset value per share ................        (.59%)++
                                                                           =========
-------------------------------------------------------------------------------------------
Ratios Based on      Total expenses*** .................................        1.02%*
Average Net Assets                                                         =========
Of Common Stock:     Total investment income--net*** ...................        6.87%*
                                                                           =========
                     Amount of dividends to Preferred Stock shareholders         .97%*
                                                                           =========
                     Investment income--net, to Common Stock
                     shareholders ......................................        5.90%*
                                                                           =========
-------------------------------------------------------------------------------------------
Ratios Based on      Total expenses ....................................         .72%*
Total Average Net                                                          =========
Assets:+***          Total investment income--net ......................        4.82%*
                                                                           =========
-------------------------------------------------------------------------------------------
Ratios Based on      Dividends to Preferred Stock shareholders .........        2.27%*
Average Net Assets                                                         =========
Of Preferred Stock:
-------------------------------------------------------------------------------------------
Supplemental         Net assets, net of Preferred Stock, end of period
Data:                (in thousands) ....................................   $ 137,311
                                                                           =========
                     Preferred Stock outstanding, end of period
                     (in thousands) ....................................   $  60,000
                                                                           =========
                     Portfolio turnover ................................       30.96%
                                                                           =========
-------------------------------------------------------------------------------------------
Leverage:            Asset coverage per $1,000 .........................   $   3,289
                                                                           =========
-------------------------------------------------------------------------------------------
Dividends Per Share  Investment income--net ............................   $     282
On Preferred Stock                                                         =========
Outstanding:
-------------------------------------------------------------------------------------------


The following per share data and ratios have been derived                                  For the Year Ended
from information provided in the financial statements.                                         November 30,
                                                                          ----------------------------------------------------
Increase (Decrease) in Net Asset Value:                                      1998           1997          1996          1995
------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ..............  $   15.51      $   15.46     $   15.56     $   13.22
Operating                                                                 ---------      ---------     ---------     ---------
Performance:         Investment income--net ............................       1.13           1.14          1.14          1.17
                     Realized and unrealized gain (loss) on
                     investments--net ..................................        .42            .05          (.10)         2.33
                                                                          ---------      ---------     ---------     ---------
                     Total from investment operations ..................       1.55           1.19          1.04          3.50
                                                                          ---------      ---------     ---------     ---------
                     Less dividends and distributions to Common Stock
                     shareholders:
                       Investment income--net ..........................       (.89)          (.91)         (.91)         (.90)
                       Realized gain on investments--net ...............         --             --            --            --
                                                                          ---------      ---------     ---------     ---------
                     Total dividends and distributions to Common
                     Stock shareholders ................................       (.89)          (.91)         (.91)         (.90)
                                                                          ---------      ---------     ---------     ---------
                     Effect of Preferred Stock activity:
                       Dividends and distributions to Preferred
                       Stock shareholders:
                         Investment income--net ........................       (.21)          (.23)         (.23)         (.26)
                         Realized gain on investments--net .............       (.03)            --            --            --
                                                                          ---------      ---------     ---------     ---------
                     Total effect of Preferred Stock activity ..........       (.24)          (.23)         (.23)         (.26)
                                                                          ---------      ---------     ---------     ---------
                     Net asset value, end of period ....................  $   15.93      $   15.51     $   15.46     $   15.56
                                                                          =========      =========     =========     =========
                     Market price per share, end of period .............  $   16.75      $ 15.5625     $   14.50     $   13.75
                                                                          =========      =========     =========     =========
------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on market price per share ...................      13.89%         13.96%        12.34%        21.26%
Return:**                                                                 =========      =========     =========     =========
                     Based on net asset value per share ................       8.68%          6.52%         5.84%        25.85%
                                                                          =========      =========     =========     =========
------------------------------------------------------------------------------------------------------------------------------
Ratios Based on      Total expenses*** .................................       1.02%          1.04%         1.04%         1.07%
Average Net Assets                                                        =========      =========     =========     =========
Of Common Stock:     Total investment income--net*** ...................       7.24%          7.48%         7.41%         7.86%
                                                                          =========      =========     =========     =========
                     Amount of dividends to Preferred Stock shareholders       1.37%          1.50%         1.48%         1.73%
                                                                          =========      =========     =========     =========
                     Investment income--net, to Common Stock
                     shareholders ......................................       5.86%          5.98%         5.94%         6.13%
                                                                          =========      =========     =========     =========
------------------------------------------------------------------------------------------------------------------------------
Ratios Based on      Total expenses ....................................        .71%           .72%          .72%          .73%
Total Average Net                                                         =========      =========     =========     =========
Assets:+***          Total investment income--net ......................       5.03%          5.14%         5.18%         5.40%
                                                                          =========      =========     =========     =========
------------------------------------------------------------------------------------------------------------------------------
Ratios Based on      Dividends to Preferred Stock shareholders .........       3.19%          3.35%         3.35%         3.75%
Average Net Assets                                                        =========      =========     =========     =========
Of Preferred Stock:
------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, net of Preferred Stock, end of period
Data:                (in thousands) ....................................  $ 143,259      $ 137,633     $ 136,483     $ 137,355
                                                                          =========      =========     =========     =========
                     Preferred Stock outstanding, end of period
                     (in thousands) ....................................  $  60,000      $  60,000     $  60,000     $  60,000
                                                                          =========      =========     =========     =========
                     Portfolio turnover ................................      46.83%         30.50%        49.76%        32.79%
                                                                          =========      =========     =========     =========
------------------------------------------------------------------------------------------------------------------------------
Leverage:            Asset coverage per $1,000 .........................  $   3,388      $   3,294     $   3,275     $   3,289
                                                                          =========      =========     =========     =========
------------------------------------------------------------------------------------------------------------------------------
Dividends Per Share  Investment income--net ............................  $     798      $     838     $     837     $     938
On Preferred Stock                                                        =========      =========     =========     =========
Outstanding:
------------------------------------------------------------------------------------------------------------------------------

+     Includes Common and Preferred Stock average net assets.
++    Aggregate total investment return.
*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.

      See Notes to Financial Statements.

MuniYield New Jersey Fund, Inc.                                     May 31, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield New Jersey Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYJ. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates).

MuniYield New Jersey Fund, Inc.                                     May 31, 1999

Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on secu rity transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended May 31, 1999 were $59,618,608 and $59,608,172, respectively.

Net realized gains for the six months ended May 31, 1999 and net unrealized gains as of May 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                  Realized         Unrealized
                                                    Gains             Gains
--------------------------------------------------------------------------------
Long-term investments.....                        $1,741,499        $7,587,841
                                                  ----------        ----------
Total.....................                        $1,741,499        $7,587,841
                                                  ==========        ==========
--------------------------------------------------------------------------------

As of May 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $7,587,841, of which $8,698,339 related to appreciated securities and $1,110,498 related to depreciated securities. The aggregate cost of investments at May 31, 1999 for Federal income tax purposes was $193,353,114.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended May 31, 1999 and the year ended November 30, 1998 increased by 106,361 and 120,384, respectively, as a result of dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at May 31, 1999 was 3.23%.

Shares issued and outstanding during the six months ended May 31, 1999 and the year ended November 30, 1998 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended May 31, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $50,924 as commissions.

5. Subsequent Event:

On June 9, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.069000 per share, payable on June 29, 1999 to shareholders of record as of June 23, 1999.

MuniYield New Jersey Fund, Inc.                                     May 31, 1999

YEAR 2000 ISSUES

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests and this could hurt the Fund's investment returns.

MuniYield New Jersey Fund, Inc.                                     May 31, 1999

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

--------------------------------------------------------------------------------
Gerald M. Richard, Treasurer and Philip M. Mandel, Secretary of MuniYield New Jersey Fund, Inc. have recently retired. Their colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard and Mr. Mandel well in their retirements.
--------------------------------------------------------------------------------

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Whitehall Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol

MYJ

This report, including the financial information herein, is transmitted to the shareholders of MuniYield New Jersey Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield
New Jersey
Fund, Inc.
Box 9011
Princeton, NJ

08543-9011                                                          #16381--5/99

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